                                             EXHIBIT 99.1

                  LETTER OF TRANSMITTAL
                           FOR
                TENDER OF ALL OUTSTANDING
         13 1/4% SENIOR DISCOUNT NOTES DUE 2010
                     IN EXCHANGE FOR
     13 1/4% SENIOR DISCOUNT EXCHANGE NOTES DUE 2010
                           OF
                  GT GROUP TELECOM INC.
 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
           , 2000 (THE "EXPIRATION DATE"), UNLESS THE OFFER IS EXTENDED BY GT GROUP TELECOM INC. IN ITS SOLE DISCRETION.

                                EXCHANGE AGENT:

                            THE CHASE MANHATTAN BANK

                            By Mail, Hand or Overnight Delivery:
                            The Chase Manhattan Bank
                            c/o Chase National Corporate Services, Inc.
                            1301 Fifth Avenue, Suite 3410
                            Seattle, WA 98101
                            Attention: Michael A. Jones
                                       Vice President
                            Facsimile:               (206) 624-3867
                            Confirm by Telephone: (206) 903-4908

     DELIVERY TO AN ADDRESS OTHER THAN THE DEPOSITORY TRUST COMPANY (ATOP) OR AS SET FORTH IN THIS LETTER OF TRANSMITTAL OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     By execution hereof, the undersigned acknowledges receipt of the Prospectus
dated           , 2000 (the "Prospectus") of GT Group Telecom Inc. ("Group
Telecom") which, together with this Letter of Transmittal (the "Letter of Transmittal"), constitute Group Telecoms' offer (the "Exchange Offer") to exchange $1,000 in stated amount at maturity of a new series of 13 1/4% Senior Discount Exchange Notes Due 2010 (the "Exchange Notes") of Group Telecom for each $1,000 in stated amount at maturity of outstanding 13 1/4% Senior Discount Notes Due 2010 (the "Outstanding Notes") of Group Telecom. The terms of the Exchange Notes are identical in all material respects (including stated amount at maturity, interest rate and maturity) to the terms of the Outstanding Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes will have been registered under the Securities Act of 1933, as amended, and, therefore, will not bear legends restricting the transfer thereof.

     This Letter of Transmittal is to be used by Holders (as defined below) if:
(i) certificates representing Outstanding Notes are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Outstanding Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Outstanding Notes (such participants, acting on behalf of Holders, are referred to herein, together with such Holders, as "Acting Holder"); or (iii) tender of Outstanding Notes is to be made according to the guaranteed delivery procedures. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     If delivery of the Outstanding Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC as set forth in (ii) in the immediately preceding paragraph, this Letter of Transmittal need not be manually executed; provided, however, that tenders of Outstanding Notes must be effected in accordance with the procedures mandated by DTC's Automated Tender Offer Program ("ATOP"). To tender Outstanding Notes through ATOP, the electronic instructions sent to DTC and transmitted by DTC to the Exchange Agent must contain the character by which the participant acknowledges its receipt of and agrees to be bound by this Letter of Transmittal.

     Unless the context requires otherwise, the term "Holder" for purposes of this Letter of Transmittal means: (i) any person in whose name Outstanding Notes are registered on the books of Group Telecom or any other person who has obtained a properly completed bond power from the registered Holder or (ii) any participant in DTC whose Outstanding Notes are held of record by DTC who desires to deliver such Outstanding Notes by book-entry transfer at DTC.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undesigned desires to take with respect to the Exchange Offer.

     The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent.

HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OUTSTANDING NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

     List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Stated Amounts at Maturity should be listed on a separate signed schedule affixed hereto. Tenders of Outstanding Notes will be accepted only in authorized denominations of $1,000.

----------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF OUTSTANDING NOTES
----------------------------------------------------------------------------------------------------------------
                                                                   Certificate                Aggregate
                                                                   Number(s)*         Stated Amount at Maturity
            Name(s) and Address(es) of Holder(s)                (Attached signed              Tendered
                 (Please fill in, if blank)                    list if necessary)       (if less than all)**
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
 TOTAL STATED AMOUNT AT MATURITY OF OUTSTANDING NOTES TENDERED
----------------------------------------------------------------------------------------------------------------
 * Need not be completed by Holders tendering by book-entry transfer.
 ** Need not be completed by Holders who wish to tender with respect to all Outstanding Notes listed. See
Instruction 2.
----------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY DTC TO THE
    EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:
     NAME OF TENDERING INSTITUTION:
   -----------------------------------------------------------------------------
     DTC BOOK-ENTRY ACCOUNT:
     ---------------------------------------------------------------------------
     TRANSACTION CODE NO.:
     ---------------------------------------------------------------------------

     Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available, or (ii) who cannot deliver their Outstanding Notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, or cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender according to the guaranteed delivery procedures and must also complete the Notice of Guaranteed Delivery.

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
     NAME(S) OF HOLDER(S) OF OUTSTANDING NOTES:
     -----------------------------------------------------------
     WINDOW TICKET NO. (IF ANY):
 -------------------------------------------------------------------------------
     DATE OF EXECUTION OF NOTICE OF GUARANTEED DELIVERY:
     ---------------------------------------------------
     NAME OF ELIGIBLE INSTITUTION THAT GUARANTEED DELIVERY:
     -------------------------------------------------
     DTC BOOK-ENTRY ACCOUNT NO.:
   -----------------------------------------------------------------------------
     IF DELIVERED BY BOOK-ENTRY TRANSFER:
       NAME OF TENDERING INSTITUTION:
     --------------------------------------------------------------------------
       TRANSACTION CODE NO.:
     ---------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
     NAME:
     ---------------------------------------------------------------------------
     ADDRESS:
     ---------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Group Telecom the above-described stated amount at maturity of Outstanding Notes. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, Group Telecom all right, title and interest in and to such Outstanding Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of Group Telecom and as Trustee under the Indenture for the Outstanding Notes and the Exchange Notes) to cause the Outstanding Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Outstanding Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that, when the same are accepted for exchange, Group Telecom will acquire good and unencumbered title to the tendered Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Group Telecom to be necessary or desirable to complete the exchange, assignment and transfer of tendered Outstanding Notes.

     The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "Exchange Offer -- Certain Conditions to the Exchange Offer". The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by Group Telecom) as more particularly set forth in the Prospectus, Group Telecom may not be required to exchange any of the Outstanding Notes tendered hereby and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

     By tendering, each Holder of Outstanding Notes represents to Group Telecom that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is such Holder, (ii) neither the Holder of Outstanding Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes, (iii) if the Holder is not a broker-dealer or is a broker-dealer but will not receive Exchange Notes for its own account in exchange for Outstanding Notes, neither the Holder nor any such other person is engaged in or intends to participate in a distribution of the Exchange Notes and (iv) neither the Holder nor any such other person is an "affiliate" of Group Telecom within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), or, if such Holder is such an "affiliate", that such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the tendering Holder is a broker-dealer (whether or not it is also an "affiliate" of Group Telecom within the meaning of Rule 405 under the Securities Act) that will receive Exchange Notes for its own account in exchange for Outstanding Notes, it represents that the Outstanding Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, the undersigned is not deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     For purposes of the Exchange Offer, Group Telecom shall be deemed to have accepted validly tendered Outstanding Notes when, as and if Group Telecom has given oral or written notice thereof to the Exchange Agent and complied with the applicable provisions of the Registration Rights Agreement. If any tendered Outstanding Notes are not accepted for exchange pursuant to the Exchange Offer for any reason or if Outstanding Notes are submitted for a greater stated amount at maturity than the holder desires to exchange, such unaccepted or non-exchanged Outstanding Notes will be returned without expense to the tendering Holder thereof (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to customary book-entry transfer procedures, such non-exchanged Notes will be credited to an account maintained with such Book-Entry Transfer Facility) as promptly as practicable after the expiration or termination of the Exchange Offer.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

     The undersigned understands that tenders of Outstanding Notes pursuant to the instructions hereto will constitute a binding agreement between the undersigned and Group Telecom upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated under "Special Issuance Instruction," please issue the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and return any Outstanding Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Outstanding Notes tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and any certificates for Outstanding Notes not tendered or not exchanged (and accompanying documents as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through DTC. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and return any Outstanding Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that Group Telecom has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instruction" to transfer any Outstanding Notes from the name of the registered holder(s) thereof if Group Telecom does not accept for exchange any of the Outstanding Notes so tendered.

                                PLEASE SIGN HERE

  (TO BE COMPLETED BY ALL TENDERING HOLDERS OF OUTSTANDING NOTES REGARDLESS OF
       WHETHER OUTSTANDING NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

This Letter of Transmittal must be signed by the Holder(s) of Outstanding Notes exactly as their name(s) appear(s) on certificate(s) for Outstanding Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Outstanding Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to Group Telecom of such persons authority to so act. See Instruction 3 herein. If the signature appearing below is not of the registered Holder(s) of the Outstanding Notes, then the registered Holder(s) must sign a valid proxy.

X                                                  Date:
--------------------------------------------       --------------------------------------------
X                                                  Date:
--------------------------------------------       --------------------------------------------
  Signature(s) of Holder(s) or Authorized
Signatory

Name(s):                                           Address:
------------------------------------------         -------------------------------------------
--------------------------------------------       --------------------------------------------
(Please Print)                                     (Including ZIP Code)

Capacity(ies):                                     Area Code and
-------------------------------------              Telephone No.:
                                                   ------------------------------------
Social Security No(s).:
-----------------------------------------------------------------------------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                 SIGNATURE GUARANTEE (SEE INSTRUCTION 3 HEREIN)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

--------------------------------------------------------------------------------
             (Name of Eligible Institution Guaranteeing Signatures)

--------------------------------------------------------------------------------
  (Address (including zip code) and Telephone Number (including area code) of
                                     Firm)

--------------------------------------------------------------------------------
                             (Authorized Signature)

--------------------------------------------------------------------------------
                                 (Printed Name)

--------------------------------------------------------------------------------
                                    (Title)

Date:
-----------------------------------------------

--------------------------------------------      --------------------------------------------

 SPECIAL ISSUANCE INSTRUCTIONS                     SPECIAL DELIVERY INSTRUCTIONS
 (SEE INSTRUCTION 4 HEREIN)                        (SEE INSTRUCTION 4 HEREIN)
      To be completed ONLY if certificates              To be completed ONLY if certificates
 for Outstanding Notes in a stated amount at       for Outstanding Notes in a stated amount at
 maturity not tendered are to be issued in         maturity not tendered or not accepted for
 the name of, or the Exchange Notes issued         purchase or the Exchange Notes issued
 pursuant to the Exchange Offer are to be          pursuant to the Exchange Offer are to be
 issued to the order of, someone other than        sent to someone other than the person or
 the person or persons whose signature(s)          persons whose signature(s) appear(s) within
 appear(s) within this Letter of Transmittal       this Letter of Transmittal or to an address
 or issued to an address different from that       different form that shown in the box
 shown in the box entitled "Description of         entitled "Description of Outstanding Notes"
 Outstanding Notes" within this Letter of          within this Letter of Transmittal or to be
 Transmittal, or if Outstanding Notes              credited to an account maintained at DTC
 tendered by book-entry transfer that are          other than the account at DTC indicated
 not accepted maintained at DTC other than         above.
 the account at DTC indicated above.
                                                   Name:
 Name:                                             ------------------------------------------
 ------------------------------------------                (Please Print)
         (Please Print)
                                                   Address:
 Address:                                          -------------------------------------------
 -------------------------------------------                 (Please Print)
           (Please Print)                         ------------------------------------------
------------------------------------------         Zip Code
 Zip Code                                         ------------------------------------------
------------------------------------------         Taxpayer Identification or Social Security
 Taxpayer Identification or Social Security        Number
 Number                                            (See Substitute Form W-9 herein)
 (See Substitute Form W-9 herein)
--------------------------------------------      --------------------------------------------

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES. The certificates for the tendered Outstanding Notes (or a confirmation of a book-entry into the Exchange Agent's account at DTC of all Outstanding Notes delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal of facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M., New York City time, on the Expiration Date. The method of delivery of the tendered Outstanding Notes, this Letter of Transmittal and all other required documents to the Exchange Agent are at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Outstanding Notes should be sent to Group Telecom.


     Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available or (ii) who cannot deliver their Outstanding Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Exchange Date, or who cannot complete the procedure for book-entry transfer of a timely basis must tender their Outstanding Notes and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Outstanding Notes, the certificate number or numbers of such Outstanding Notes and the stated amount at maturity of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or copy thereof) (or electronic instructions containing the character by which the participant acknowledges its receipt of and agrees to be bound by this letter of transmittal) together with the certificate(s) representing the Outstanding Notes (or a confirmation of electronic mail delivery of book-entry into the Exchange Agent's account at DTC) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or copy thereof) (or electronic instructions containing the character by which the participant acknowledges its receipt of and agrees to be bound by this letter of transmittal), as well as all other documents required by this Letter of Transmittal, and the certificate(s) representing all tendered Outstanding Notes in proper form for transfer (or a confirmation of electronic mail delivery book-entry delivery into the Exchange Agent's account at DTC), must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Any Holder of Outstanding Notes who wishes to tender this Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date.


     All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Notes will be determined by Group Telecom in its sole discretion, which determination will be final and binding. Group Telecom reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes Group Telecom's acceptance of which would, in the opinion of counsel for Group Telecom, be unlawful. Group Telecom also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular Outstanding Notes. Group Telecom's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connections with tenders of Outstanding Notes must be cured within such time as Group Telecom shall determined. Although Group Telecom intends to notify Holders of defects or irregulations with respect to tenders of Outstanding Notes, neither Group Telecom, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Holders of Outstanding Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

2. PARTIAL TENDERS; WITHDRAWALS. If less than all Outstanding Notes are tendered, the tendering Holder should fill in the number of Outstanding Notes tendered in the third column of the chart entitle "Description of Outstanding Notes." All Outstanding Notes delivered to the Exchange Agent will be deemed to have any tendered unless otherwise indicated. If not all Outstanding Notes are tendered, Outstanding Notes for the aggregate stated amount at maturity of Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If not all Outstanding Notes are tendered, a certificate or certificates representing Exchange Notes issued in exchange of any Outstanding Notes tendered and accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box in this Letter of Transmittal or unless tender is made through DTC, promptly after the Outstanding Notes are accepted for exchange.

3. SIGNATURE ON THE LETTER OF TRANSMITTAL; BOND POWER AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Outstanding Notes without alteration, enlargement or any change whatsoever.

     If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) of Outstanding Notes tendered and the certificate(s) for Exchange Notes issued in exchange therefor is to be issued (or any untendered number of Outstanding Notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Outstanding Note, nor provide a separate bond power. In any other case, such holder must either properly endorse the Outstanding Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or copy hereof) if signed by a person other than the registered Holder(s) of Outstanding Notes listed therein, such Outstanding Notes must be endorsed or accompanied by properly completed bond powers which authorized such person to tender the Outstanding Notes on behalf of the registered Holder, in either case signed as the name of the registered Holder or Holders appears on the Outstanding Notes.

     If this Letter of Transmittal (or copy hereof) or any Outstanding Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing and unless waived by Group Telecom, evidence satisfactory to Group Telecom of their authority to so act must be submitted with this Letter of Transmittal.

     Endorsements on Outstanding Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

     Signatures on this Letter of Transmittal (or copy hereof) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the Unites States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution") unless the Outstanding Notes tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Outstanding Notes) who has not completed the box set forth herein entitled "Special Issuance Instructions" or "Special Delivery Instructions" of this Letter of Transmittal or (ii) for the account of an Eligible Institution.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should include, in the applicable spaces, the name and address to which Exchange Notes or substitute Outstanding Notes for stated amount at maturity not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Outstanding Notes through DTC, if different from the account maintained at DTC indicated above). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

5. TRANSFER TAXES. Group Telecom shall pay all transfer taxes, if any, applicable to the exchange of Outstanding Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes, or Outstanding Notes for stated amounts at maturity not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Outstanding Notes tendered hereby, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes listed in this Letter of Transmittal.

6. WAIVER OF CONDITIONS. Group Telecom reserves the absolute right to amend, waive or modify, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

7. MUTILATED, LOST, STOLEN OR DESTROYED NOTES. Any Holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address specified in the Prospectus.

9. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Outstanding Notes will be resolved by Group Telecom, whose determination will be final and binding. Group Telecom reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of Group Telecoms' counsel, be unlawful. Group Telecom also reserves the right to waive any irregularities or conditions of tender as to the particular Outstanding Notes covered by any Letter of Transmittal or tendered pursuant to such Letter of Transmittal. None of Group Telecom, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. Group Telecoms' interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

10. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Outstanding Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

11. DEFINITIONS. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     The Holder is required to give the Exchange Agent the social security number or employer identification number of the Holder of the Notes. If the Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS

PAYORS NAME:  GT GROUP TELECOM INC.

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
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                                   Please fill out your name and address below:
                                   Name:
                                   ------------------------------------------------------------------------
                                   Address (Number and street):
 SUBSTITUTE
 FORM W-9                          ------------------------------------------------
 DEPARTMENT OF THE TREASURY        --------------------------------------------------------------------------
 INTERNAL REVENUE SERVICE
                                   City, State and Zip Code:
                                   -----------------------------------------------------
                                   --------------------------------------------------------------------------
                                   --------------------------------------------------------------------------
 PAYER'S REQUEST FOR TAXPAYER      PART 1 -- PLEASE PROVIDE YOUR TIN      -----------------------------------
 IDENTIFICATION NUMBER (TIN)       IN THE BOX AT RIGHT AND CERTIFY BY     Social Security Number
                                   SIGNING AND DATING BELOW               OR
                                                                          -----------------------------------
                                                                          Employer Identification Number
                                   --------------------------------------------------------------------------
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
                                   PART 2 -- CERTIFICATION -- UNDER PENALTIES OF          PART 3 --
                                   PERJURY, I CERTIFY THAT: (1) The number shown on
                                   this form is my correct Taxpayer Identification
                                   Number (or I am waiting for a number to be issued      Awaiting TIN      [
                                   to me) and (2) I am not subject to backup              ]
                                   withholding either because (a) I am exempt from
                                   backup withholding; or (b) I have not been notified
                                   by the Internal Revenue Service (the "IRS") that I     Exempt           [
                                   am subject to backup withholding as a result of        ]
                                   failure to report all interest and dividends, or
                                   (c) the IRS has notified me that I am no longer
                                   subject to backup withholding.
-------------------------------------------------------------------------------------------------------------

 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return.
 However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the applicable box in Part 3.
 SIGNATURE
 ------------------------------------------------------------------------------------------------------------ DATE
 ------------------------------------------------------------------------------------------------------------------
 NAME (Please Print)
 ------------------------------------------------------------------------------------------------------------
 ADDRESS (Number and street)
 ------------------------------------------------------------------------------------------------------------
 City, State and Zip Code
 ------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
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NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31 PERCENT OF ANY PAYMENTS MADE TO YOU UNDER THE NOTES. PLEASE REVIEW
      THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
      NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE APPLICABLE BOX IN
PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor by the time of payment, 31% of all reportable payments made to me will be withheld until I provide a number and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding.

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-------------------------------------------      -------------------------------------------
                 Signature                                          Date
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IMPORTANT: THIS LETTER OF TRANSMITTAL (TOGETHER WITH CERTIFICATES FOR
OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED
DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW
YORK CITY TIME ON THE EXPIRATION DATE.

                         (DO NOT WRITE IN SPACE BELOW)

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

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  CERTIFICATE SURRENDERED        OUTSTANDING NOTES TENDERED      OUTSTANDING NOTES ACCEPTED
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
    Delivery Prepared by                 Checked by                         Date
--------------------------------------------------------------------------------------------
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